Exhibit 1

EXECUTION VERSION

SOUTHERN COPPER CORPORATION
(including and acting exclusively for the benefit of its Peruvian branch Southern Peru Copper Corporation, Sucursal del Perú)

U.S.$1,250,000,000 5.350% Notes due 2036

UNDERWRITING AGREEMENT

June 16, 2026

BOFA SECURITIES, INC.
One Bryant Park
New York, New York 10036

MORGAN STANLEY & CO. LLC
1585 Broadway
New York, New York 10036

BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019

SANTANDER US CAPITAL MARKETS LLC
437 Madison Avenue
New York, New York 10022

As Representatives of the Several Underwriters (the “Representatives”)

Dear Ladies and Gentlemen:

1.          Introductory.  Southern Copper Corporation, a Delaware corporation (including and acting exclusively for the benefit of its Peruvian branch Southern Peru Copper Corporation, Sucursal del Perú, the “Company”), agrees with the several Underwriters named in Schedule A hereto (the “Underwriters”) to issue and sell to the several Underwriters U.S.$1,250,000,000 aggregate principal amount of its 5.350% notes due 2036 (the “Notes”).  The Notes will constitute a series of notes to be issued under the indenture dated April 16, 2010 (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a seventh supplemental indenture to be dated the Closing Date.  The supplemental indenture, together with the Base Indenture, is referred to herein as the “Indenture.”  The Notes are herein called the “Offered Securities.”

2.           Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the several Underwriters that:

(a)         Filing and Effectiveness of Registration Statement; Certain Defined Terms.  The Company has filed with the Commission a registration statement on Form S-3 (No. 333-296778), including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Act, which has become effective.  “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information with respect to such registration statement, that in any case has not been superseded or modified.

“Registration Statement” without reference to a time means the Registration Statement as of the Effective Time.  For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

For purposes of this Underwriting Agreement (this “Agreement”):

“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).

“Act” means the Securities Act of 1933, as amended.

“Applicable Time” means 5:08 pm (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Effective Time” of the Registration Statement relating to the Offered Securities means the time of the first contract of sale for the Offered Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities that is in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), including without limitation, any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission.

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the Act, the Exchange Act, the Trust Indenture Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange and the NASDAQ Stock Market (“Exchange Rules”).

“Statutory Prospectus” with reference to any particular time means the prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time, including any amendment thereto, any document incorporated by reference therein and all 430B Information with respect to the Registration Statement.  For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

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Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(b)         Compliance with Securities Act Requirements.  (i)(A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date, the Registration Statement conformed and will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii)(A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.

(c)        Automatic Shelf Registration Statement.  (i) Well-Known Seasoned Issuer Status.  (A) At the time of initial filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.

(ii)     Effectiveness of Automatic Shelf Registration Statement.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date of this Agreement.  If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form reasonably satisfactory to the Representatives.  If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form reasonably satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline.  The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.  “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

(iii)      Eligibility to Use Automatic Shelf Registration Form.  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form.  If at any time when Offered Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form reasonably satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representatives of such effectiveness.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.  References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

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(iv)      Filing Fees.  The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(d)       Ineligible Issuer Status.  (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered Securities and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities, all as described in Rule 405.

(e)         General Disclosure Package.  As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the preliminary prospectus supplement, dated June 15, 2026, including the base prospectus, dated June 15, 2026, (which is the most recent Statutory Prospectus distributed to investors generally), and the other information, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus specified in Schedule B, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to (i) that part of the Registration Statement which shall constitute the Trustee’s Statement of Eligibility and Qualifications (Form T-1) under the Trust Indenture Act, or (ii) any statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(f)         Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Final Prospectus or the General Disclosure Package at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects as to form with the requirements of the Exchange Act.

(g)        Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(h)         Good Standing of the Company.  The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the General Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

(i)         Subsidiaries.  Each material subsidiary of the Company listed on Schedule C hereto (each a “Material Subsidiary,” and together the “Material Subsidiaries”) has been duly incorporated and is validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the General Disclosure Package; and each Material Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”); all of the issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Material Subsidiary owned by the Company, directly or through wholly-owned Material Subsidiaries, is owned free from liens, encumbrances and defects.  Schedule C lists each Material Subsidiary of the Company and the jurisdiction in which it is chartered or organized.  The subsidiaries of the Company that are not Material Subsidiaries do not individually, or taken together, constitute a “Significant Subsidiary” of the Company (as defined in Regulation S-X).

(j)          Execution and Delivery of the Indenture.  The Indenture has been duly authorized and has been duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized and, when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered, the Offered Securities will have been duly executed, authenticated, issued and delivered, will conform to the information in the General Disclosure Package and to the description of the Offered Securities contained in the Final Prospectus and the Indenture and the Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and judicial action giving effect to foreign governmental actions or laws.

(k)        Absence of Further Requirements.  No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the consummation of the transactions contemplated by this Agreement or the Indenture in connection with the offering, issuance and sale of the Offered Securities by the Company, except such as have been obtained, or made and such as may be required under state securities laws.

(l)         Title to Property.  The Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(m)      Absence of Defaults and Conflicts Resulting from Transaction.  The execution, delivery and performance of the Indenture and this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) any material provision of any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject; except, in the case of (iii) above, for such conflicts breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

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(n)        Absence of Existing Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws, or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(o)          Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(p)        Possession of Licenses and Permits.  The Company and its subsidiaries possess all licenses, concessions, certificates, permits and other authorizations, in each case that are material to its business or operations, issued by the appropriate federal, national, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (“Permits”); the Company and its subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to any such Permits which are material to its business or operations and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(q)         Absence of Labor Dispute.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened and the Company is not aware of any existing or, to the knowledge of the Company, threatened labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(r)          Insurance.  The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes to be prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; and the Company and its subsidiaries are in compliance with the terms of such policies and instruments, except where any such failure would not have a Material Adverse Effect.

(s)         Absence of Dividend Restrictions.  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the General Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(t)        Possession of Intellectual Property.  The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

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(u)         Environmental Laws.  Except as disclosed in the General Disclosure Package, (a)(i) neither the Company nor any of its subsidiaries is in violation of, or has any liability under, any applicable federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, body or court, relating to pollution, to the use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as hereinafter defined), to the protection or restoration of the environment or natural resources (including biota), to human health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”), (ii) neither the Company nor any of its subsidiaries owns, occupies, operates or uses any real property contaminated with Hazardous Substances, (iii) neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) neither the Company nor any of its subsidiaries is liable or, to the knowledge of the Company, allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) neither the Company nor any of its subsidiaries is subject to any claim by any governmental agency, body or person relating to Environmental Laws or Hazardous Substances, and (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their respective businesses as currently operated, except in each case covered by clauses (i) – (vi) such as would not individually or in the aggregate have a Material Adverse Effect; (b) to the knowledge of the Company there are no facts or circumstances that would reasonably be expected to result in a violation of, costs, capital expenditures or other liability under, or a claim pursuant to, any Environmental Law that would have a Material Adverse Effect; (c) to the knowledge of the Company there are no requirements proposed for adoption or implementation under any Environmental Law that would reasonably be expected to have a Material Adverse Effect; and (d) there are no claims or other proceedings pending or known to be contemplated against the Company or its subsidiaries by a governmental agency or body under Environmental Laws that may reasonably be expected to result in monetary sanctions of $100,000 or more.  For purposes of this subsection “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(v)        Accurate Disclosure.  The statements in the General Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) under the headings “Risk Factors,” “Description of the Notes” and “U.S. Federal Income Tax Consequences” or in the equivalent portions of other statements incorporated by reference in a Registration Statement, a Statutory Prospectus or the General Disclosure Package, the statements in the Form 10-K of the Company for the year ended December 31, 2025 as filed with the Commission, under the headings “Item 1. Business” and “Item 1A. Risk Factors” and the statements in the Schedule 14A of the Company as filed with the Commission on April 17, 2026, under the heading “Related Party Transactions,” insofar as such statements summarize legal matters, agreements, documents or proceedings, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(w)        Absence of Manipulation.  The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(x)       Statistical and Market-Related Data.  Any third-party statistical and market-related data included or incorporated by reference in a Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(y)        Sarbanes Oxley.  There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of Sarbanes-Oxley and the rules and regulations promulgated in connection therewith, including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

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(z)         Disclosure Controls.  The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act).

(aa)      Internal Controls.  The Company and each of its subsidiaries maintain and will maintain a system of internal accounting controls including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company and its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness or significant deficiency in their internal control over financial reporting or any fraud, whether or not material, that involves management or other employees who have a role in the Company’s Internal Controls.  Since the date of the Company’s most recent financial statements in the General Disclosure Package, there has been no change in the Company’s Internal Controls that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(bb)       eXtensible Business Reporting Language.  The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc)       Litigation.  Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or, to the Company’s knowledge, contemplated.

(dd)      Financial Statements.  The financial statements included in the Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statement present fairly the information required to be stated therein.

(ee)        Independent Accountant.  Galaz, Yamazaki, Ruiz Urquiza, S.C. (Affiliate of a Member Firm of Deloitte Touche Tohmatsu Limited), which expressed its opinion and delivered its report with respect to the financial statements (including the related notes thereto) included in the Registration Statement and the General Disclosure Package, is an independent public accounting firm with respect to the Company and its subsidiaries as required by the Securities Laws and the rules and regulations of the Commission thereunder.

(ff)        No Material Adverse Change in Business.  Since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole that is material and adverse, (ii) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries.

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(gg)        Company Reserve Information.  All qualitative and quantitative information regarding proven and probable ore reserves of the Company and its subsidiaries included in the General Disclosure Package, the Final Prospectus or any Issuer Free Writing Prospectus (collectively, the “Company Reserve Information”) (i) was derived in accordance with the procedures described in the General Disclosure Package, the Final Prospectus or any Issuer Free Writing Prospectus; (ii) is accurate in all material respects and (iii) complies in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and the respective rules thereunder.  The Company Reserve Information has been calculated in accordance with standard mining engineering procedures used in the copper mining industry and applicable government reporting requirements and applicable law.  All assumptions used in the calculation of the Company Reserve Information were and are reasonable.

(hh)      Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ii)         Ratings.  No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 7(c)(ii) hereof.

(jj)         Filing of Tax Returns.  The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed by them or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect); and the Company and its subsidiaries have paid all material taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not, individually or in the aggregate, have a Material Adverse Effect.

(kk)       Stamp and Transfer Taxes.  Except as disclosed in the General Disclosure Package, no stamp or other transfer taxes or duties and no capital gains, income, stock exchange, value-added, withholding or other taxes are payable in the United States, Peru, Mexico or any other jurisdiction in which either the Company or any of its subsidiaries is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or any authority having power to tax, in connection with the execution or delivery of this Agreement or the issuance or sale by the Company of the Offered Securities.

(ll)         Compliance with FCPA.  Neither the Company nor any of its subsidiaries, or to the knowledge of the Company, any of its affiliates, officers, directors, agents, or employees, has (i) taken any action, directly or indirectly, in violation of any applicable anti-bribery or anti-corruption laws, (ii) used any of the funds of the Company or its subsidiaries for any unlawful purpose, in any unlawful manner, or in contravention of any applicable law, (iii) made any direct or indirect payment to any foreign or domestic government official (or “foreign official,” as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)) or to any other person in contravention of any applicable law, or (iv) promised, offered, made, received, requested, or accepted any bribe, rebate, payoff, influence payment, kickback or any other unlawful or improper payment in contravention of any applicable law.  The Company, its subsidiaries and, to the knowledge of the Company, its affiliates, or agents have conducted their respective businesses in compliance with the FCPA, the U.K. Bribery Act, and other applicable anti-bribery or anti-corruption laws, rules or regulations of any other jurisdictions in which the Company or any of its subsidiaries or affiliates does business and have instituted, maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.  No part of the offering proceeds will be used, directly or indirectly, in violation of the FCPA, the U.K. Bribery Act or any other applicable laws, rules or regulations of similar purpose and scope, each as may be amended, or the rules or regulations thereunder.

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(mm)     Compliance with Anti-Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted in the past five years in compliance with all applicable anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign (including, but not limited to, Peru and Mexico), or other laws and regulations regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, as well as with any applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s best knowledge, threatened.

(nn)       Sanctions.  Neither the Company nor any of its subsidiaries, or to the knowledge of the Company, any of their respective affiliates, officers, directors, agents, or employees, is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority with jurisdiction over the Company or its subsidiaries (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is, as of the date of this Agreement, the subject or target of comprehensive, geographic-based Sanctions (as of the time of this Agreement, the so-called Donetsk People’s Republic, so-called Luhansk People’s Republic, the non-government-controlled areas of Zaporizhzhia and Kherson, Crimea, Cuba, Iran and North Korea (each, a “Sanctioned Country”)); and the Company will not directly or indirectly use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, in violation of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country in violation of Sanctions, or (iii) in any other manner that would cause a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.  Since April 24, 2019, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person in contravention of relevant Sanctions or with any Sanctioned Country.

(oo)       Jurisdiction.  Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Mexico or Peru.

(pp)      Cybersecurity.  (i) To the reasonable knowledge of the Company, there has, singly or in the aggregate, been no material security breach or other compromise of any of the Company’s or any of its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would, singly or in the aggregate, reasonably be expected to result in, any material security breach or other compromise to their IT Systems and Data; and (ii) the Company and its subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations, in each case, relating to the privacy and security of IT Systems and Data.

(qq)       Related Party Transactions.  Except as disclosed in the Schedule 14A of the Company as filed with the Commission on April 17, 2026, under the heading “Related Party Transactions,” no material relationship, direct or indirect, exists between the Company or any affiliate thereof, on the one hand, and any director, officer, stockholder, or any affiliate of the Company, on the other hand.  There is no material indebtedness, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

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3.         Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, as set forth opposite the names of the Underwriters in Schedule A hereto, the principal amounts of Offered Securities, at a purchase price of 99.501% of the principal amount, plus accrued interest from June 24, 2026 to the Closing Date (as hereinafter defined).

The Company will deliver the Offered Securities to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price by the Underwriters in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Underwriters at the office of Davis Polk & Wardwell LLP, at 10:00 a.m., New York time, on June 24, 2026, or at such other time not later than three full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”.  For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering.  The Offered Securities so to be delivered or evidence of their issuance will be made available for checking at the above office at least 24 hours prior to the Closing Date.

4.           Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

5.           Certain Agreements of the Company.  The Company agrees with the several Underwriters that:

(a)         Filing of Prospectuses.  The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Representatives, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement.  The Company has complied and will comply with Rule 433.

(b)        Filing of Amendments; Response to Commission Requests.  The Company will promptly advise the Representatives of any proposal to amend or supplement the Registration Statement or any Statutory Prospectus at any time and will offer the Representatives a reasonable opportunity to comment on any such amendment or supplement; and the Company will also advise the Representatives promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c)       Continued Compliance with Securities Laws.  If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon the request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

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(d)        Rule 158.  As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158.

(e)        Furnishing of Prospectuses.  The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any Statutory Prospectus, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives reasonably request.  The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f)          Blue Sky Qualifications.  The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

(g)         Reporting Requirements.  For so long as the Offered Securities remain outstanding, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.  However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(h)       Payment of Expenses.  The Company will pay, or will cause Southern Peru Copper Corporation, Sucursal del Perú, the Company’s Peruvian branch to pay, all expenses incident to the performance of its obligations under this Agreement, including but not limited to (i) any filing fees and other expenses incurred in connection with the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto; (ii) all expenses in connection with the execution, issue, authorization, authentication, packaging, transfer and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Registration Statement, the General Disclosure Package, the Final Prospectus, all amendments and supplements thereto, any Issuer Free Writing Prospectus  and any other document related to the issuance, offer, sale and delivery of the Offered Securities; (iii) any fees charged by investment rating agencies for the rating of the Offered Securities; (iv) fees and expenses of the Trustee and its professional advisers, including legal counsel; (v) costs and expenses relating to any advertising, investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Underwriters’ and the Company’s officers and employees and any other related expenses of the Underwriters and the Company including the chartering of airplanes; (vi) fees and expenses in connection with the registration of the Offered Securities under the Securities Act and the Exchange Act; (vii) expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors, (viii) the fees and expenses of the Company’s counsel and the accountants incurred in distributing the General Disclosure Package, the Final Prospectus (including any amendments and supplements thereto) and any Issuer Free Writing Prospectus to the Underwriters; and (ix) the reasonable fees and expenses of the Underwriters’ U.S. counsel, subject to such “caps” and limitations as may be separately agreed upon between the Company and the Representatives.

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(i)          Use of Proceeds.  The Company will use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package.  The Company will not use any of the proceeds from the sale of the Offered Securities in such a way that would require the participation of a “qualified independent underwriter” within the meaning of FINRA Rule 2720.

(j)          Absence of Manipulation.  The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(k)         Restriction on Sale of Securities.  The Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to U.S. dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives for a period beginning on the date hereof and ending 15 days after the Closing Date.

6.          Free Writing Prospectuses.  (a) Issuer Free Writing Prospectuses.  The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(b)         Term Sheets.  The Company will prepare a final term sheet relating to the Offered Securities, containing only information that describes the final terms of the Offered Securities and otherwise in a form consented to by the Representatives, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Offered Securities.  Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement.  The Company also consents to the use by any Underwriter of a free writing prospectus that contains only (i)(x) information describing the preliminary terms of the Offered Securities or their offering or (y) information that describes the final terms of the Offered Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection or (ii) other information that is not “issuer information,” as defined in Rule 433, it being understood that any such free writing prospectus referred to in clause (i) or (ii) above shall not be an Issuer Free Writing Prospectus for purposes of this Agreement.

7.         Conditions of the Obligations of the Underwriters.  The obligations of the several Underwriters to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties of the Company herein (as though made on the Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)         Accountants’ Comfort Letter.  The Representatives shall have received letters, dated the date hereof and the Closing Date, respectively, from Galaz, Yamazaki, Ruiz Urquiza S.C., member firm of Deloitte Touche Tohmatsu Limited, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws, and otherwise in form and substance satisfactory to the Representatives; provided that the letters will use a “cut-off” date no more than two business days prior to their respective delivery dates.

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(b)         Filing of Prospectus.  The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof.  No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

(c)         No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S., Mexican, Peruvian or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the reasonable judgment of the Representatives, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Lima Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, Mexico or Peru, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

(d)         Opinion of U.S. Counsel for the Company.  The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in the form set forth on Exhibit A-1, Exhibit A-2 and Exhibit A-3 hereto.

(e)          Opinion of Mexican Counsel for the Company.  The Company shall have requested and caused Galicia Abogados, S.C., Mexican counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in the form set forth on Exhibit B-1 hereto.

(f)          Opinion of Peruvian Counsel for the Company.  The Company shall have requested and caused Rodrigo Elías & Medrano Abogados S.C. de R.L., Peruvian counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in the form set forth on Exhibit C-1 hereto.

(g)         Opinion of U.S. Counsel for the Underwriters.  The Representatives shall have received from Davis Polk & Wardwell LLP, U.S. counsel for the Underwriters, their opinion, dated the Closing Date and addressed to the Representatives, and the Company and its subsidiaries shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)        Officer’s Certificate.  The Representatives shall have received a certificate, dated the Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that:  the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

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The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request.  The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

8.       Indemnification and Contribution.  (a) Indemnification of Underwriters.  The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred and documented by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b)        Indemnification of Company.  Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred and documented by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (a) the third paragraph of text under the caption “Underwriting” in the Final Prospectus, concerning the terms of the offering by the Underwriters; (b) the second sentence of the fourth paragraph of text under the caption “Underwriting” in the Final Prospectus, concerning market making by the Underwriters; and (c) the fifth, sixth, seventh and eighth paragraphs of text under the caption “Underwriting” in the Final Prospectus, concerning short sales, stabilizing transactions and purchases to cover positions created by short sales by the Underwriters.

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(c)         Actions against Parties; Notification.  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs, and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d)       Contribution.  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred and documented by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting commissions received by such Underwriter in connection with the Offered Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).

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9.          Default of Underwriters.  If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate principal amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on the Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date.  If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

10.       Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities.  If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all reasonable and documented out-of-pocket expenses (including fees and disbursements of counsel) incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company and the Underwriters pursuant to Section 8 hereof shall remain in effect.  In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11.         Notices.  All communications hereunder will be in writing and will be mailed, delivered or telegraphed and confirmed, to the addresses below:

If to the Representatives:

BofA Securities, Inc.
114 West 47th Street NY8-114-07-01
New York, New York 10036
Facsimile:  (212) 901-7881
Attention:  High Grade Debt Capital Markets Transaction Management/Legal

Morgan Stanley & Co. LLC
1585 Broadway, 29th Floor
New York, New York 10036
Attention:  Investment Banking Division (fax:  (212) 507-8999)

17

Barclays Capital Inc.
745 Seventh Avenue, New York, New York 10019
Attention:  Syndicate Registration (fax:  646-834-8133)

Santander US Capital Markets LLC
437 Madison Avenue
New York, NY 10022
Email for notices:  DCMAmericas@santander.us
Attention:  Debt Capital Markets

provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

If to the Company:

Southern Copper Corporation, acting for the exclusive benefit of its  Peruvian branch Southern Peru Copper Corporation, Sucursal del Perú
7310 North 16th St. Suite 135
Phoenix, Arizona 85014
United States
Phone:  (602) 264-1397
Attention:  General Counsel

12.        Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

13.        Representation of Underwriters.  The Representatives will act for the several Underwriters in connection with this offering and sale of Securities, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.

14.        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.  Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

15.         Absence of Fiduciary Relationship.  The Company acknowledges and agrees that:

(a)        No Other Relationship.  The Representatives have been retained solely to act as underwriters in connection with the sale of Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Representatives has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company on other matters;

(b)        Arms’ Length Negotiations.  The price of the Offered Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)          Absence of Obligation to Disclose.  The Company has been advised that the Representatives and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

18

(d)        Waiver.  The Company waives, to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

16.        USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients

17.         Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

18.       Jurisdiction.  The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

19.         Recognition of the U.S. Special Resolution Regimes.

(a)        In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)         In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 19:

(i)           “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

(ii)          “Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)         “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

19

(iv)          “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature pages follow]

20

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

SOUTHERN COPPER CORPORATION

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the
Representatives of the several Underwriters

BOFA SECURITIES, INC.

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the
Representatives of the several Underwriters

MORGAN STANLEY & CO. LLC

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the
Representatives of the several Underwriters

BARCLAYS CAPITAL INC.

By:
Name:
Title:

Signature page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the
Representatives of the several Underwriters

SANTANDER US CAPITAL MARKETS LLC

By:
Name:
Title:

Signature page to Underwriting Agreement

SCHEDULE A

Underwriter	Principal Amount of Notes
BofA Securities, Inc.	U.S.$462,500,000
Morgan Stanley & Co. LLC	U.S.$337,500,000
Barclays Capital Inc.	U.S.$225,000,000
Santander US Capital Markets LLC	U.S.$225,000,000
Total	U.S.$1,250,000,000

Schedule A

SCHEDULE B

1.           General Use Issuer Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

1.	Final term sheet dated June 16, 2026, to be filed with the Commission on June 16, 2026.

2.           Limited Use Issuer Free Writing Prospectuses (not included in the General Disclosure Package)

“Limited Use Issuer Free Writing Prospectus” includes each of the following documents:

1.	Electronic Roadshow Presentation, dated June 16, 2026.

3.           Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

None.

Schedule B

SCHEDULE C

Material Subsidiaries of Southern Copper Corporation

Subsidiary	Jurisdiction of Organization	Percent Owned by the Company
Americas Sales Company, Inc.	Delaware	100.00
Buenavista del Cobre, S.A. de C.V.	Mexico	100.00
Mexicana de Cobre, S.A. de C.V.	Mexico	98.18
Minera México, S.A. de C.V.	Mexico	99.99
Operadora de Minas e Instalaciones Mineras, S.A. de C.V.	Mexico	100.00
Metalurgica de Cobre, S.A. de C.V.	Mexico	98.18

Schedule C

EXHIBIT A-1

Form of Corporate Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
U.S. Counsel to the Company

 Skadden, Arps, Slate, Meagher & Flom llp
	ONE MANHATTAN WEST	AFFILIATE OFFICES
	NEW YORK, NY 10001-8602	-----------
	________	BOSTON
CHICAGO
HOUSTON
	TEL: (212) 735-3000	LOS ANGELES
	FAX: (212) 735-2000	NEW YORK
	www.skadden.com	PALO ALTO
WASHINGTON, D.C.
WILMINGTON
-----------
ABU DHABI
BEIJING
BRUSSELS
	[●], 2026	FRANKFURT
HONG KONG
MUNICH
PARIS
SÃO PAULO
BofA Securities, Inc.		SEOUL
One Bryant Park		SINGAPORE
New York, New York 10036		TOKYO
TORONTO
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Santander US Capital Markets LLC
437 Madison Avenue
New York, New York 10022

As Underwriters

Re:	Southern Copper Corporation [●]% Senior Notes due 20[●]

Ladies and Gentlemen:

We have acted as special United States counsel to Southern Copper Corporation, a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated [●], 2026 (the “Underwriting Agreement”), between you, as underwriters (the “Underwriters”), and the Company, relating to the sale by the Company to you $[●] aggregate principal amount of [●]% Notes due 20[●] (the “Securities”) to be issued under the Indenture, dated as of April 16, 2010 (the “Base Indenture”), between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (in such capacity, the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of [●], 2026 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee. This opinion letter is being furnished to you pursuant to Section [7(d)] of the Underwriting Agreement. Neither the delivery of this opinion letter nor anything in connection with the preparation, execution or delivery of the Transaction Documents (as defined below) or the transactions contemplated thereby is intended to create or shall create an attorney-client relationship with you or any other recipient of this opinion letter.

Exhibit A-1

In rendering the opinions stated herein, we have examined and relied upon the following:

(a)          the registration statement on Form S-3 (File No. 333-[●]) of the Company, relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) on [●] under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including the information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement being hereinafter referred to as the “Registration Statement”);

(b)          the prospectus, dated [●], 2026 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c)          the preliminary prospectus supplement, dated [●], 2026 (together with the Base Prospectus, the “Preliminary Prospectus”), relating to the offering of the Securities, in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(d)          the prospectus supplement, dated [●] June (together with the Base Prospectus and the Incorporated Documents, the “Prospectus Supplement”), relating to the offering of the Securities, in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (such final prospectus being hereinafter referred to as the “Prospectus”);

(e)          the pricing term sheet, dated [●] (the “Pricing Term Sheet”), relating to the offering of the Securities;

(f)          an executed copy of the Underwriting Agreement;

(g)          an executed copy of the Base Indenture;

(h)          an executed copy of the Seventh Supplemental Indenture;

(i)          the global certificate evidencing the Notes, executed by the Company and registered in the name of Cede & Co. (the “Note Certificate”), delivered by the Company to the Trustee for authentication and delivery;

(j)          an executed copy of a certificate of [Julian Jorge Lazalde Psihas, General Counsel and Secretary] of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Officer’s Certificate”);

(k)         an executed copy of a certificate of Julian Jorge Lazalde Psihas, General Counsel and Secretary of the Company, dated the date hereof (the “Secretary’s Certificate”);

(l)          a copy of the Company’s Amended and Restated Certificate of Incorporation, as certified by the Secretary of State of the State of Delaware as of June 12, 2026 (the “Certificate of Incorporation”), and certified pursuant to the Secretary’s Certificate as being in effect on the dates of the resolutions referred to below and as of the date hereof;

(m)        a copy of the Company’s Bylaws, as amended and in effect as of the date hereof, certified pursuant to the Secretary’s Certificate as being in effect on the dates of the resolutions referred to below and as of the dates hereof;

(n)         a copy of certain resolutions of the Board of Directors of the Company, adopted April 23, 2026, and resolutions of the Pricing Committee thereof, adopted [●], 2026, certified pursuant to the Secretary’s Certificate;

Exhibit A-1

(o)         a copy of a certificate, dated [●], 2026, and bringdown verification thereof, dated the date hereof, in each case from the Secretary of State of the State of Delaware or a registered agent thereof with respect to the Company’s existence and good standing in the State of Delaware (collectively, the “Delaware Certificate”); and

(p)         copies of each of the Scheduled Contracts (as defined below).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions stated below.

In our examination, we have assumed the genuineness of all signatures, including electronic signatures, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photocopied copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts and conclusions set forth in the Officer’s Certificate and the Secretary’s Certificate and the factual representations and warranties contained in the Transaction Documents.

We do not express any opinion with respect to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the federal laws of the United States of America and (iii) the General Corporation Law of the State of Delaware (the “DGCL”).

The Underwriting Agreement, the Note Certificates and the Indenture are referred to herein collectively as the “Transaction Documents.” As used herein, (a) “Organizational Documents” means the Certificate of Incorporation and the Bylaws; (b) “Scheduled Contracts” means those agreements or instruments described on Schedule I hereto; (c) “Scheduled Orders” means those orders or decrees described on Schedule II hereo and (d) “Disclosure Package” means the Preliminary Prospectus, as amended and supplemented by the Pricing Term Sheet.

Based upon the foregoing and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1.           Based solely on our review of the Delaware Certificate, the Company is duly incorporated and is validly existing and in good standing under the DGCL.

2.           The Company has the corporate power and authority to execute and deliver each of the Transaction Documents and to consummate the issuance and sale of the Securities contemplated thereby under the DGCL.

3.           The Underwriting Agreement and the Seventh Supplemental Indenture has been duly authorized, executed and delivered by all requisite corporate action on the part of the Company under the DGCL.

4.           The Indenture constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.

5.           Neither the execution and delivery by the Company of the Transaction Documents nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby: (i) conflicts with the Organizational Documents; (ii) constitutes a violation of, or a default under, any Scheduled Contract; (iii) contravenes any Scheduled Order; or (iv) violates the DGCL or any law, rule or regulation of the State of New York or the United States of America.

6.           Neither the execution and delivery by the Company of the Transaction Documents nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the DGCL, the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

Exhibit A-1

7.           The Company is not and, solely after giving effect to the offering and sale of the Securities pursuant to the Transaction Documents and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

8.           The Note Certificates have been duly authorized and executed by all requisite corporate action on the part of the Company under the DGCL, and when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, the Note Certificates will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms under the laws of the State of New York.

9.           The statements in the Prospectus Supplement and the Disclosure Package under the captions “Description of the Notes” insofar as such statements purport to summarize certain provisions of the Indenture and the Note Certificates, fairly summarize such provisions in all material respects.

The opinions stated herein are subject to the following assumptions and qualifications:

(a)          we do not express any opinion with respect to the effect on the opinions stated herein of any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws or governmental orders affecting creditors’ rights generally, and the opinions stated herein are limited by such laws and governmental orders and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

(b)          except to the extent expressly stated in the opinions contained herein, we do not express any opinion with respect to the effect on the opinions stated herein of (i) the compliance or non-compliance of any party to any of the Transaction Documents with any laws, rules, regulations or orders applicable to such party or (ii) the legal status or legal capacity of any party to any of the Transaction Documents;

(c)          except to the extent expressly stated in paragraph 7, we do not express any opinion with respect to any law, rule, regulation or order that is applicable to any party to any of the Transaction Documents or the transactions contemplated thereby solely because such law, rule, regulation or order is part of a regulatory regime applicable to any such party or any of its affiliates as a result of the specific assets or business operations of such party or such affiliates;

(d)          we do not express any opinion with respect to any securities (except to the extent expressly stated in paragraph 7), antifraud, consumer credit, debt collection, privacy, derivatives or commodities laws, rules, regulations or orders, Regulations T, U or X of the Board of Governors of the Federal Reserve System or laws, rules, regulations or orders relating to national security;

(e)          we do not express any opinion with respect to any laws, rules, regulations or orders concerning financial or economic sanctions, export controls, trade embargoes, anti-money laundering or anti-corruption imposed by any governmental authority (including any licenses or authorizations issued or required thereunder) or declared emergencies or the effect of any thereof on the opinions stated herein;

(f)          except to the extent expressly stated in the opinions contained herein, we have assumed that each of the Transaction Documents constitutes the valid and binding obligation of each party to such Transaction Document, enforceable against such party in accordance with its terms;

(g)          the opinions stated herein are limited to the agreements and documents specifically identified in the opinions contained herein (the “Specified Documents”) without regard to any agreement or other document referenced in any Specified Document (including agreements or other documents incorporated by reference or attached or annexed thereto) and without regard to any other agreement or document relating to any Specified Document that is not a Transaction Document;

Exhibit A-1

(h)          we do not express any opinion whether the execution or delivery of any Transaction Document by the Company, or the performance by the Company of its obligations under any Transaction Document, will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries;

(i)          we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Document relating to any indemnification, contribution, non-reliance, exculpation, release, limitation or exclusion of remedies, waiver or other provisions having similar effect that may be contrary to public policy or violative of federal or state securities laws, rules, regulations or orders, or to the extent any such provision purports to waive or alter, or has the effect of waiving or altering, any statute of limitations;

(j)          to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions contained in any Transaction Document, the opinions stated herein are subject to the qualification that such enforceability may be subject to, in each case, (i) the exceptions and limitations in New York General Obligations Law Sections 5-1401 and 5-1402 and (ii) principles of comity and constitutionality;

(k)          we call to your attention that irrespective of the agreement of the parties to any Transaction Document, a court may decline to hear a case on grounds of forum non conveniens or other doctrine limiting the availability of such court as a forum for resolution of disputes; in addition, we call to your attention that we do not express any opinion with respect to the subject matter jurisdiction of the federal courts of the United States of America in any action arising out of or relating to any Transaction Document; and

(l)          we have assumed that (i) the Base Indenture constitutes the valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms immediately prior to the effectiveness of the Seventh Supplemental Indenture, and (ii) subsequent to the effectiveness of the Base Indenture and immediately prior to the effectiveness of the Seventh Supplemental Indenture, the Base Indenture has not been amended, restated, supplemented or otherwise modified in any way that affects or relates to the Securities.

In addition, in rendering the foregoing opinions we have further assumed that:

(a)          except to the extent expressly stated in the opinions contained herein with respect to the Company, neither the execution and delivery by the Company of the Transaction Documents nor the performance by the Company of its obligations under each of the Transaction Documents: (i) constitutes or will constitute a violation of, or a default under, any lease, indenture, agreement or other instrument to which the Company or its property is subject, (ii) contravenes or will contravene any order or decree of any governmental authority to which the Company or its property is subject, or (iii) violates or will violate any law, rule or regulation to which the Company or its property is subject; and

(b)          except to the extent expressly stated in the opinions contained herein, neither the execution and delivery by the Company of the Transaction Documents nor the enforceability of each of the Transaction Documents against the Company requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of any jurisdiction.

This opinion letter is being furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this opinion letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person or entity for any purpose, including any other person or entity that acquires any Securities or that seeks to assert your rights in respect of this opinion letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Exhibit A-1

EXHIBIT A-2

Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
U.S. Counsel to the Company

[SASMF LETTERHEAD]

June [24], 2026

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Santander US Capital Markets LLC
437 Madison Avenue
New York, New York 10022

As representatives of the several Underwriters

Re:	Southern Copper Corporation [●]% Notes due 20[●]

Ladies and Gentlemen:

We have acted as special United States counsel to Southern Copper Corporation, a Delaware corporation (the “Company” or “Our Client”), in connection with the Underwriting Agreement, dated [●], 2026 (the “Underwriting Agreement”), between you, as representatives of the several underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of the Company’s $[●] aggregate principal amount of [●]% Notes due 20[●](the “Notes”) to be issued under the Indenture, dated as of April 16, 2010 (the “Base Indenture”), between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of [●], 2026 (the “Seventh Supplemental Indenture”), between the Company and the Trustee, between the Company and the Trustee (each an “Indenture” and together the “Indentures”).

This opinion is being furnished to you pursuant to Section 7(d) of the Underwriting Agreement. The delivery of this opinion is not intended to create, nor shall it create, an attorney-client relationship with you or any other party except Our Client.

In rendering the opinion stated herein, we have examined and relied upon the following:

Exhibit A-2

(c)          the registration statement on Form S-3 (File No. 333-[●]) of the Company, relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) on [●], 2026 allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, including the Incorporated Documents (as defined below), being hereinafter referred to as the “Registration Statement”);

(d)         the prospectus, dated [●], 2026 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(e)        the preliminary prospectus supplement, dated [●], 2026 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus Supplement”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(f)        the final prospectus supplement, dated [●], 2026 (together with the Base Prospectus and the Incorporated Documents, the “Prospectus Supplement”), relating to the offering of the Securities, in the form filed by the Company on [●], 2026, pursuant to Rule 424(b) of the Rules and Regulations;

(g)          the Underwriting Agreement; and

(h)         the Indentures.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinion stated below.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  For purposes of this opinion, we have assumed that such documents are duly authorized, valid, and enforceable and that the parties to such documents will comply with the terms thereof. Where documents have been provided to us in draft form, we have assumed that the final executed versions of such documents will not differ materially from such drafts. As to any facts material to the opinion expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and have assumed that such statements are complete and accurate without regard to any qualification as to knowledge or belief.

Our opinion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, judicial decisions, published positions of the Internal Revenue Service (the “Service”), and such other authorities as we have considered relevant, all as in effect on the date of this opinion and all of which are subject to change or differing interpretations (possibly with retroactive effect).  A change in the authorities or in the truth, accuracy, or completeness of any of the information, documents, certificates, records, statements, representations, or assumptions upon which our opinion is based could affect the conclusions expressed herein.  There can be no assurance, moreover, that our opinion will be accepted by the Service or, if challenged, by a court.

Based solely on and subject to the limitations, qualifications, exceptions and assumptions set forth herein and in the Prospectus Supplement, we are of the opinion that under current U.S. federal income tax law, although the discussion set forth in the Prospectus Supplement under the caption “U.S. Federal Income Tax Considerations” does not purport to discuss all possible U.S. federal income tax considerations relevant to the ownership and disposition of the Notes, such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax considerations relevant to the ownership and disposition of the Notes.

Except as expressly set forth above, we express no other opinion.  This opinion is furnished to you solely for your benefit in connection with the transactions described herein and is not to be relied upon for any other purpose or by anyone else without our prior written consent.  This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, covenant, or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

Exhibit A-2

EXHIBIT A-3

Form of 10b-5 Letter of Skadden, Arps, Slate, Meagher & Flom LLP
U.S. Counsel to the Company

Skadden, Arps, Slate, Meagher & Flom llp
	ONE MANHATTAN WEST	FIRM/AFFILIATE
	NEW YORK, NY 10001	OFFICES
	________	-----------
BOSTON
CHICAGO
	TEL: (212) 735-3000	HOUSTON
	FAX: (212) 735-2000	LOS ANGELES
	www.skadden.com	PALO ALTO
WASHINGTON, D.C.
WILMINGTON
-----------
ABU DHABI
BEIJING
BRUSSELS
	[●], 2026	FRANKFURT
HONG KONG
MUNICH
PARIS
SÃO PAULO
BofA Securities, Inc.		SEOUL
One Bryant Park		SINGAPORE
New York, New York 10036		TOKYO
TORONTO
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Santander US Capital Markets LLC
437 Madison Avenue
New York, New York 10022

As Underwriters

Re:	Southern Copper Corporation [●]% Senior Notes due 20[●]

Ladies and Gentlemen:

We have acted as special United States counsel to Southern Copper Corporation, a Delaware corporation (the “Company”), in connection with the Underwriting Agreement, dated [●], 2026 (the “Underwriting Agreement”), between you, as underwriters (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of the Company’s $[●] aggregate principal amount of [●]% Senior Notes due 20[●] (the “Securities”) to be issued under the Indenture, dated as of April 16, 2010 (the “Base Indenture”), between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (in such capacity, the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of [●], 2026, between the Company and the Trustee.

This letter is being furnished to you pursuant to Section [7(d)] of the Underwriting Agreement. Neither the delivery of this letter nor anything in connection with the preparation, execution or delivery of the Underwriting Agreement or the transactions contemplated thereby is intended to create or shall create an attorney-client relationship with you or any other recipient of this letter.

Exhibit A-3

In the above capacity, we have reviewed (i) the registration statement on Form S-3 (File No. 333-[●]) of the Company relating to the Securities and other securities of the Company filed on [●], 2026, with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including the Incorporated Documents (as defined below) incorporated by reference into the registration statement at the Effective Time (as defined below) and the information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement, being hereinafter referred to as the “Registration Statement”); (ii) the prospectus, dated [●], 2026 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement; (iii) the preliminary prospectus supplement, dated [●], 2026 (together with the Base Prospectus and the Incorporated Documents incorporated by reference as of the Applicable Time (as defined below), the “Preliminary Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and (iv) the prospectus supplement, dated [●], 2026 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents incorporated by reference as of the date of the Prospectus Supplement and the date hereof, the “Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. We also have reviewed the documents identified on Schedule A hereto filed by the Company pursuant to the Securities Exchange Act of 1934 (collectively, the “Incorporated Documents”), the “issuer free writing prospectus” (as defined in Rule 433(h)(1) of the Rules and Regulations) identified on Schedule B hereto relating to the Securities (the “Free Writing Prospectus”) and such other documents as we deemed appropriate. Assuming the accuracy of the representations and warranties of the Company set forth in Sections [2(c)(i), 2(c)(iii) and 2(d)] of the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Rules and Regulations and, pursuant to Section 309 of the Trust Indenture Act of 1939 (the “Trust Indenture Act”), the Base Indenture has been qualified under the Trust Indenture Act, and to our knowledge, based solely upon our review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued.

In addition, we have participated in conferences with officers and other representatives of the Company, Mexican and Peruvian counsel for the Company, representatives of the independent registered public accountants of the Company and you and your counsel, at which the contents of the Registration Statement, the Prospectus, the Disclosure Package (as defined below) and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. We have assumed the accuracy of the translations or summaries furnished to us of any documents written in any language other than English. In addition, certain of the records and documents we reviewed were governed by the laws of Mexico and Peru or other jurisdictions other than the State of New York, and, accordingly, we necessarily relied upon the officers, employees and other representatives and agents of the Company and its Mexican and Peruvian counsel and other persons, as needed, in evaluating such records and documents. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference into the Registration Statement, the Prospectus or the Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in paragraph [8] of our opinion letter to you dated the date hereof and our opinion letter to you, dated the date hereof, relating to the discussion in the Disclosure Package and the Prospectus Supplement under the heading “United States Federal Income Tax Considerations”.

Exhibit A-3

On the basis of the foregoing, (i) the Registration Statement, at the Effective Time (as defined below) and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information or any interactive data file, in each case included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility on Form T-1 (the “Form T-1”)) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information or any interactive data file, in each case included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal control over financial reporting or the auditors’ report on the effectiveness of the Company’s internal control over financial reporting, the technical report summaries and the information contained in or derived from the technical report summaries of or attributable to the persons or entities whose consents are filed as exhibits to the Registration Statement, or the statements contained in the exhibits to the Registration Statement, including the Form T‑1 or the statements contained in the exhibits to the Incorporated Documents). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information or any interactive data file, in each case included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal control over financial reporting or the auditors’ report on the effectiveness of the Company’s internal control over financial reporting, the technical report summaries and the information contained in or derived from the technical report summaries of or attributable to the persons or entities whose consents are filed as exhibits to the Registration Statement, or the statements contained in the exhibits to the Registration Statement, including the Form T-1 or the statements contained in the exhibits to the Incorporated Documents).

As used herein, (i) “Effective Time” means the time of effectiveness of the Registration Statement for purposes of Section 11 of the Securities Act, as such section applies to the Underwriters, (ii) “Applicable Time” means [[●] p.m. (Eastern time)] on [●], 2026 and (iii) “Disclosure Package” means the Preliminary Prospectus, as amended and supplemented by the Free Writing Prospectus.

This letter is being furnished only to you and is solely for your benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person or entity for any purpose, including any other person or entity that acquires any Securities or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

Exhibit A-3

EXHIBIT B-1

Form of 10b-5 Letter of Galicia Abogados, S.C.,
Mexican Counsel to the Company

[●], 2026

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Santander US Capital Markets LLC
437 Madison Avenue
New York, New York 10022

as Representatives of the several Underwriters
specified in the Underwriting Agreement referred to below

We have acted as special Mexican counsel to Southern Copper Corporation (the “Company”) acting exclusively for the benefit of its Peruvian branch Southern Peru Copper Corporation, Sucursal del Perú, in connection with the underwriting agreement dated [●], 2026 (the “Underwriting Agreement”), executed among you, as Representatives of the several underwriters named therein (the “Underwriters”), and the Company, and the preparation of the registration statement on Form S-3 with file number [●] (the “Registration Statement”), including the prospectus dated [●], 2026, incorporated by reference therein (the “Base Prospectus”), as supplemented by the preliminary prospectus dated [●], 2026 (including the documents incorporated by reference therein, the “Preliminary Prospectus Supplement”), the pricing term sheet dated [●], 2026 (together with the Base Prospectus and the Preliminary Prospectus Supplement, the “Disclosure Package”), and the final prospectus supplement dated [●], 2026 (including the documents incorporated by reference therein, the “Final Prospectus Supplement”), in each case relating to the offer and sale by the Company of USD$[●] aggregate principal amount of the Company’s [●]% Notes due [●] (the “Notes”).

Capitalized terms used and not otherwise defined herein, shall have the meanings ascribed to such terms in the Underwriting Agreement. This letter is delivered to you pursuant to Section [●] of the Underwriting Agreement.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial or accounting matters and because of the non-legal character of most of the statements contained in the Disclosure Package and the Final Prospectus Supplement, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Package and the Final Prospectus Supplement and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and other financial and accounting data included in the Disclosure Package and the Final Prospectus Supplement, and we have not examined the accounting and financial records from which such financial statements, and financial or accounting data are derived.

Exhibit B-1

However, in the course of our acting as special Mexican counsel to the Company in connection with the preparation of the Disclosure Package and the Final Prospectus Supplement, we participated in telephone conversations with officers and representatives of the Company, representatives of Galaz, Yamazaki, Ruiz Urquiza, S.C. (Member of Deloitte Touche Tohmatsu Limited), the Company’s independent registered public accounting firm, representatives of Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Company, and Davis Polk & Wardwell LLP, your United States counsel, during which conversations the contents of the Disclosure Package and the Final Prospectus Supplement were discussed, and carried out such further inquiries as we deemed necessary under the circumstances. We have not otherwise undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Disclosure Package and the Final Prospectus Supplement.

Based on our participation in the aforementioned conversations, our understanding of applicable Mexican law and the experience we have gained in our practice in in the United Mexican States (“Mexico”) thereunder, without any independent verification, we advise you that no information has come to our attention that causes us to believe that (i) the Registration Statement (including the documents incorporated by reference therein), on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, (ii) the Disclosure Package, as of [●] pm (New York City time) on [●], 2026, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Final Prospectus Supplement, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case other than the financial statements and financial and accounting data included therein, as to which we express no view.

This letter is limited to Mexican federal laws as in effect on the date hereof and shall in no way be construed as stating any view, express or implied, based upon the laws (including securities laws) of any jurisdiction other than Mexico, the interpretation thereof or the practice thereunder, with respect to which we are not qualified to express any views.

This letter is being furnished solely for your benefit as Representatives of the Underwriters under the Underwriting Agreement. This letter is not to be relied upon by anyone else or used, circulated, filed, quoted or otherwise referred to for any other purpose without our prior written consent Notwithstanding the foregoing, you may deliver a copy of this letter (with written notice to us, which shall be given before furnishing such copy) (i) if required by any applicable law, (ii) to any regulatory authority having jurisdiction over you, if required by such authority, (iii) to your affiliates and the officers and employees of such affiliates, or (iv) in connection with any actual claim against you relating to the issue of the Notes if required, to assist you in establishing defenses under applicable securities law, it being understood and agreed that we assume no duty or liability whatsoever to any person furnished this letter in accordance with this sentence and that any such person is not entitled to rely on this letter in any manner as a result of being furnished this letter of for any other reason. We assume no responsibility to advise you of any change to this letter subsequent to the date hereof.

Very truly yours,

Exhibit B-1

EXHIBIT C-1

Form of 10b-5 Letter of Rodrigo, Elías & Medrano Abogados S.C. de R.L.,
Peruvian Counsel to the Company

Lima, June [⦁], 2026

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Santander US Capital Markets LLC
437 Madison Avenue
New York, New York 10022

as Representatives of the several Underwriters

Ladies and gentlemen:

We have been engaged as special Peruvian counsel to Southern Copper Corporation, a corporation organized under the laws of the State of Delaware, United States of America (the “Company”), in connection with its offer and sale of US$[●] [●]% notes due 20[●] (the “Offered Securities”), pursuant to an Underwriting Agreement dated [●], 2026, entered into by and among the Company and you, as Representatives of the several Underwriters (the “Underwriting Agreement”).  This letter is furnished pursuant to Section [7(f)] of the Underwriting Agreement.  Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Underwriting Agreement.

As special Peruvian counsel to the Company we have examined such documents and records as we have deemed appropriate, including copies of (i) the registration statement on Form S-3 (File No. [●]) relating to the Offered Securities and other securities of the Company filed by the Company with the U.S. Securities and Exchange Commission on [●], 2026 (the “Registration Statement”), (ii) the prospectus, dated [●], 2026, which forms a part of and is included in the Registration Statement (the “Base Prospectus”), (iii) the preliminary prospectus supplement, dated [●], 2026 (together with the Base Prospectus, the “Preliminary Prospectus”), relating to the Offered Securities, and (iv) the prospectus supplement, dated [●], 2026, relating to the Offered Securities (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”).  We also have examined the documents identified on Schedule I hereto relating to the Offered Securities (the documents in Schedule I hereto and the Preliminary Prospectus are collectively hereinafter referred as the “General Disclosure Package”), and such other documents as we deemed appropriate. As special Peruvian legal counsel to the Company we have participated in conference calls with your representatives and representatives of the Company, your international and Mexican the Company’s international and Mexican counsel and the Company’s independent public accountants at which the contents of the Registration Statement, the Prospectus and the General Disclosure Package and related matters were discussed.

The purpose of our professional engagement was to render legal services on Peruvian legal matters in connection with, among other things, the Registration Statement, the Prospectus and the General Disclosure Package and not to establish or confirm factual, financial, accounting, operating or statistical matters set forth in the Registration Statement, the Prospectus or the General Disclosure Package and we have not undertaken any obligation to verify nor have independently verified any such matters set forth in the Registration Statement, the Prospectus or the General Disclosure Package.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Prospectus and the General Disclosure Package are not related to Peruvian legal matters.

Exhibit C-1

Subject to the foregoing and to the following paragraphs, we confirm to each of you that, in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (i) the Registration Statement (including the documents incorporated by reference therein) or any amendment thereto, on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, (ii) the Prospectus (including the documents incorporated by reference therein) or any amendment thereto, as of the date thereof and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the General Disclosure Package (including the documents incorporated by reference therein), as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (a) we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the General Disclosure Package; and (b) we do not express any belief with respect to the financial statements or other financial or accounting data contained in or omitted from the Registration Statement, the Prospectus or the General Disclosure Package.

We are attorneys authorized to practice law in the Republic of Peru.  We therefore express no view with respect to any laws other than the laws of the Republic of Peru as currently in effect. In particular we express no view with respect to, under, or in connection with, the securities laws (federal or state) of the United States of America, the interpretation thereof or the practice thereunder, with respect to which we have no knowledge or understanding.

The views contained herein are limited to the matters expressly stated in this letter and no view or statement may be inferred or may be implied beyond such matters.  We undertake no obligation to update or supplement this letter after the date hereof.

This letter is being furnished only to each of you at the request of the Company, is solely for your benefit in your capacity as Representatives of the several Underwriters and is not to be used, quoted, relied upon or otherwise referred to by any other person (including any person purchasing any of the Offered Securities (or beneficial interests therein) from you or any of your affiliates or any other investor therein) or for any other purpose other than in connection with the transactions contemplated by the Underwriting Agreement without, in each instance, our prior written consent.

Very truly yours,

Exhibit C-1